SCHEDULE 14A
                          (Rule 14a-101)
               INFORMATION REQUIRED IN PROXY STATEMENT
                     SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a) of the
                  Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to S240.14a-11(c) or S240.14a-12

                         Mod-U-Kraf Homes, Inc.
            (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule of Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:



                         MOD-U-KRAF HOMES, INC.

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders of Mod-U-Kraf Homes, Inc. will be held at Ippy's Restaurant in the Erath Room located at 1760 North Main St., Rocky Mount, Virginia (beside the Comfort Inn) on March 22, 2000 at 10:00 a.m. for the following purposes:

   1. To elect a Board of Directors to serve for the ensuing year; and

   2. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed February 16, 2000 at the close of business, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     You are requested to mark, sign, date and return the enclosed proxy promptly regardless of whether you expect to attend the meeting. A postage -paid return envelope is enclosed for your convenience.

     If you are present at the meeting, you may vote in person even though you may have previously delivered your proxy.


                          By Order of the Board of Directors


                          EDWIN J. CAMPBELL, Corporate Secretary


March 3, 2000

                    **  end of proxy notice  **


                   **  start proxy statement  **

                       MOD-U-KRAF HOMES, INC.

                           P. O. Box 573
                    Rocky Mount, Virginia  24151
            Telephone: (540)483-0291, FAX (540)483-2228

                          PROXY STATEMENT

                              GENERAL

    Proxies in the form enclosed are solicited by the Board of Directors of Mod-U-Kraf Homes, Inc. (the "Company") for the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m. on March 22, 2000 at Ippy's Restaurant in the Erath Room located at 1760 North Main St., Rocky Mount, Virginia. Any person giving a proxy may revoke it at any time before it is voted by means of a writing addressed to the Secretary of the Company, by giving a subsequently dated proxy or by voting personally the shares represented by the proxy. A proxy, when executed and not so revoked, will be voted and, if the proxy contains any specific instructions, it will be voted in accordance with such instructions.

    The Company is mailing this Proxy Statement and the accompanying proxy on or before March 3, 2000 to all shareholders of record at the close of business on February 16, 2000 (the "Record Date"). The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by employees of the Company, but no special compensation will be paid to any employee for such solicitation.

                    OWNERSHIP OF EQUITY SECURITIES

    The Company's only authorized equity is common stock, $1 par value ("Common Stock"), each share of which has one vote on all matters. There were outstanding and entitled to vote 825,649 shares of Common Stock on the Record Date.

    The following table presents certain information as of the Record Date regarding beneficial ownership of Common Stock by the directors and nominees for directors, officers and directors as a group, and all owners of more than 5% of the Common Stock.

                               Amount and Nature
     Name of Beneficial         of Beneficial             Percent
         Owner                    Ownership                Owned
    ------------------        ---------------------       -------
    Edwin J. Campbell               30,052(1)               3.64%
    Dale H. Powell                  69,000                  8.36
    W. Curtis Carter                36,720                  4.45
    Bobbie L. Oliver               173,406                 21.00
    Mary L. Fitts                   66,000(2)               7.99
    All officers and directors
      as a group(8 persons)        375,490                 45.48

    Robert K. Fitts                 78,547(3)               9.51
      P. O. Box 82        Boones Mill, VA  24065

    (1) Includes shares held in various fiduciary capacities and owned by or with certain relatives.

    (2)   Includes 66,000 shares with respect to which voting and
           			investment power is shared with Robert K. Fitts

    (3)   Includes 12,547 shares with respect to which Mr. Fitts has sole voting and investment power and 66,000 shares with respect to which such power is shared with Mary L.
               Fitts.

                          ELECTION OF DIRECTORS

    Proxies will be voted for the election of the following nominees as directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable, but if so proxies will be voted for such substitutions as the Board of Directors shall designate. The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors at a meeting in which a quorum (a majority of all outstanding shares of Common Stock) is present. Votes that are withheld and shares held in street name that are not voted in the election of directors will not be included in determining the number of votes cast. Unless otherwise specified in the accompanying form of proxy, it is intended that votes will be cast for the election of all of the nominees as directors.


             Name                    Age        Director Since
            ------                  -----      ----------------
   Edwin J. Campbell  . . . . . . . . 70             1978
   Dale H. Powell   . . . . . . . . . 66             1980
   W. Curtis Carter   . . . . . . . . 81             1991
   Bobbie L. Oliver . . . . . . . . . 67             1994
   Mary L. Fitts  . . . . . . . . . . 60             1994


    EDWIN J. CAMPBELL was Vice President of Sales and Marketing of the Company from 1977 until 1990, and has been Corporate Secretary since March 1990. He was Vice President from October 1990 until March 1999, at which time he was appointed Executive Vice President.

    DALE H. POWELL was Vice President-Operations of the Company from 1980 to March 1990, when he became President and Chairman of the Board. Mr. Powell was Secretary of the Company from March 1988 until March 1990.

    W. CURTIS CARTER, presently retired, was an Officer and Director of Stuart Lumber Corporation in Stuart, Virginia for 24 years until the company was sold to the Masonite Corporation in 1977. He remained with Masonite in accounting and other capacities until his retirement in 1988.

	BOBBIE L. OLIVER is the wife of the late O. Z. Oliver, Co-founder and former Board Chairman of Mod-U-Kraf Homes, Inc. She is the largest shareholder of the Company and is managing real estate and rental properties. She is the sister-in-law of Dale H. Powell and the sister of Mary L. Fitts.

	MARY L. FITTS, real estate investor, has been owner and operator of an apartment complex since 1983. She is the wife of Robert K. Fitts, co-founder of the Company. She is the sister-in-law of Dale H. Powell and the sister of Bobbie L. Oliver.


Meetings and Committees of the Board

    The Board of Directors does not have a standing executive committee, nomination committee, compensation committee or audit committee but instead fulfills the functions of these committees itself. The Board of Directors also functions as the nominating committee and reviews the qualifications of possible candidates suggested by management of the Company.

    The Stock Option Committee of the Board of Directors administers the Company's stock option plan and consists of Messrs. Campbell and Carter.

    The Board of Directors held five meetings during fiscal 1999 and the Stock Option Committee met one time. No director attended fewer than 75% of these meetings.


Executive Compensation Committee Interlocks and Insider Participation

     The Company's Board of Directors, including Company officers Edwin J. Campbell and Dale H. Powell, functioned as the executive compensation committee in 1999.

                  Executive Compensation Committee Report

     At Mod-U-Kraf Homes, Inc., all members of the Board of Directors serve as members of the Compensation Committee. It is the desire of the Committee to establish a compensation program designed to attract and retain key employees. Compensation is based on the local pay scales and comparable industry standards. Compensation for key Company employees is reviewed each year based on job performance and recommendations to the Board by the President and Vice President. The President and Vice President are members of the Board of Directors.

     Mod-U-Kraf's executive compensation is based on industry standards for comparative sized companies. In addition to a base salary, there is potential for an annual incentive bonus to be earned based on Company profits before taxes. Only two key executives, the President and Vice President, participate in the incentive bonus which is detailed in their respective employment contracts. All other key employees have a base salary which is reviewed from time to time. There are no other incentives except those available to all employees, such as profit sharing and stock option plans.

                            BOARD OF DIRECTORS
                                Dale H. Powell     Edwin J. Campbell
                                W. Curtis Carter   Bobbie L. Oliver
                                Mary L. Fitts

                                           February 2, 2000


                          EXECUTIVE COMPENSATION

    The following table presents information relating to total compensation of the Chief Executive Officer of the Company during the periods indicated.


                        SUMMARY COMPENSATION TABLE


               Annual Compensation
                                                           All
     Name and                                  (1)       Other (2)
Principal Position    Year       Salary       Bonus    Compensation

Dale H. Powell        1999      $75,000       $5,607      $14,469
 President and
Chairman of the       1998      $75,000       $8,995      $14,532
Board
                      1997      $75,000       $9,651      $14,511

(1) Bonus is calculated on the prior years' earnings in accordance with Mr. Powell's employment agreement.

(2) Consists of $13,207 of premiums paid annually by the Company on a "split-dollar" insurance policy for 1998, 1997 and 1996, and $1,325, $1,325 and $1,304 of Company contributions to Mr. Powell's profit-sharing plan account for 1999, 1998 and 1997 respectively.

Employment Agreements

    Under an Employment Agreement with the Company, effective January 1, 1991, Dale H. Powell will be paid an annual base salary of $75,000, subject to annual review by the Board of Directors. In addition to the base salary, Mr. Powell will be paid incentive compensation equal to 3% of the income of the Company before federal and state income taxes, and before the payment of any dividends or extraordinary non-recurring items or expenses.


Compensation of Directors

    Outside directors are paid a fee of $250.00 for each meeting of the Board of Directors attended.


             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Pursuant to a settlement agreement between the Company and the Estate of O. Z. Oliver, deferred compensation benefits of $75,726 were paid to Mr. Oliver's widow, Bobbie L. Oliver, during 1999. In addition, $2,122 was paid in 1998 to Mrs. Oliver for health insurance premiums. Mrs. Oliver, a director, is the sister-in-law of Dale H. Powell, President and Chairman of the Board of the Company and the sister of Mary L. Fitts.

   Pursuant to a settlement agreement between the Company and Robert K. Fitts, deferred compensation benefits of $66,724 and a sum of $10,000 in premiums for life insurance policies assigned to Mr. Fitts were paid to Mr. Fitts in 1998. In addition, $6,000 was be paid in 1999 to Mr. Fitts for health insurance premiums for Mr. Fitts and Mary L. Fitts, his spouse. Mr. Fitts' spouse, Mary L. Fitts, a director, is the sister of Bobbie L. Oliver and the sister-in-law of Dale H. Powell, President and Chairman of the Board of the Company.

     In the normal course of business, the Company makes purchases from a supplier owned by the family of J. Dillard Powell, the deceased brother of Dale H. Powell. The supplier was acquired by Mr. Powell in 1989. Prior to that time, the supplier had been a long time vendor of the Company. Purchases from this supplier totaled $643,000 for 1999.


                    SECTION 16(A) BENEFICIAL OWNERSHIP
                           REPORTING COMPLIANCE

	The Company's directors, executive officers and owners of more than 10% Company's shares are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of these reports must also be furnished to the Company. Based solely on review of the copies of such reports furnished to the Company through the date hereof, or written representations that no reports were required, the Company believes that during 1999, all filing requirements applicable to its officers, directors and 10% shareholders were met.

                           SELECTION OF AUDITORS

    The Board of Directors has appointed Brown, Edwards and Company, independent certified public accountants, as auditor of the books and records of the Company for fiscal 2000. Brown, Edwards and Company audited
the accounts of the Company for fiscal 1999.   Representatives of Brown,
Edwards and Company are expected to be present at the Annual Meeting, will be given an opportunity to make a statement, and will be available to respond to appropriate questions if they desire to do so.

                      MATTERS TO BE PRESENTED AT THE
                   2001 ANNUAL MEETING OF SHAREHOLDERS

    Any shareholder wishing to make a proposal to be acted upon at the 2001 Annual Meeting of Shareholders and to be included in the Company's proxy statement for such meeting must present such proposal to the Company at its principal office in Rocky Mount, Virginia not later than November 4, 2000. The deadline for submitting a stockholder proposal or a nomination for director that is not to be included in such proxy statement is January 18, 2001. If the Company receives notice of a shareholder proposal after January 18, 2001, the persons named as proxies in the proxy statement for the 2001 Annual meeting will have discretionary voting authority to vote on such proposal at the 2001 Annual meeting.

                              OTHER MATTERS

    At the date of this Proxy Statement, management knows of no matter to come before the Annual Meeting other than those stated in the notice of the Annual Meeting. As to other matters, if any, that may properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the best judgment of the person or persons named therein.
	                          *  *  *

    We hope that you will be able to attend this meeting in person, but if you cannot be present, please execute the enclosed proxy card and return it in the accompanying postage-paid envelope as promptly as possible.
Your stock will be voted in accordance with the instructions you give on the proxy, and in the absence of any such instructions will be voted FOR election of all nominees of the Board of Directors.


                           EDWIN J. CAMPBELL, Corporate Secretary

March 3, 2000

                        ** end of proxy statement **


                             ** proxy card **

PROXY                         MOD-U-KRAF HOMES, INC.
                   P. O. Box 573, Rocky Mount, Virginia, 24151

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

	The undersigned hereby appoints Dale H. Powell and Edwin J. Campbell as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of common stock of Mod-U-Kraf Homes, Inc. held of record by the undersigned on February 16, 2000 at the annual meeting of shareholders to be held on March 22, 2000 or at any adjournment thereof.

1. ELECTION OF DIRECTORS   FOR all nominees listed  WITHHOLD AUTHORITY
                   					   below (except as marked  to vote for all
                           to the contrary below)   nominees listed
                                               [ ]  below         [ ]

	INSTRUCTION: To withhold authority to vote for any individual nominee, strike through the nominee's name in the list below.

W. Curtis Carter		Dale H. Powell      	Edwin J. Campbel
Mary L. Fitts		Bobbie L. Oliver

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS
PROXY WILL BE VOTED FOR PROPOSAL 1.

	When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

								             Signature


								     Signature if held jointly

				Dated                        , 2000
				PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
    THE ENCLOSED ENVELOPE.

                          **  end of proxy card  **